Exhibit 10.3
EXECUTION VERSION
AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT
THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated effective as of June 12, 2008, is between GMX Resources Inc., an Oklahoma corporation (the “Company”), and the noteholder listed on the signature page hereto (the “Noteholder”).
R E C I T A L S:
A. The Company and the Noteholder entered into a Note Purchase Agreement dated as of July 31, 2007, as amended by that certain Amendment No. 1 to Note Purchase Agreement and Limited Consent dated February 11, 2008 (as so amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the “Note Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement.
B. Reference is made to the Subordinated Guaranty Agreement (the “Guaranty Agreement”) dated as of July 31, 2007, entered into by Endeavor Pipeline Inc., an Oklahoma corporation (“Endeavor”), and Diamond Blue Drilling Co., an Oklahoma corporation (“Diamond”, and together with Endeavor, the “Subsidiary Guarantors”).
C. The Company has requested that the Noteholder agree to (i) exclude the amounts determined as the mark-to-market values of Swaps, (ii) modify the calculation period for the current Total Debt to EBITDA financial test from a four-quarter test to a rolling twelve-month test, and (iii) amend the Note Agreement as more fully described hereinbelow.
D. The Noteholder is willing to agree to such amendments, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Company, set forth herein.
NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto hereby agree as follows:
Section 1. AMENDMENTS TO NOTE AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Company herein contained, the Company and the Noteholder hereby agree to amend the Note Agreement as set forth below, effective as of the Amendment Effective Date (as hereinafter defined):
(a) Existing Defined Terms. The following defined terms in paragrgaph 10B of the Note Agreement are hereby amended as follows:

(i) The defined term “Adjusted PV10” is hereby amended by (1) deleting each occurrence of the words “clause (v) of paragraph 5A” and (2) replacing such clause in its entirety with the words “clause (vi) of paragraph 5A” in lieu of each occurrence thereof.
(ii) The defined term “Engineer” is hereby amended by (1) deleting each occurrence of the words “clause (v)” and (2) replacing such words in their entirety with the words “clause (vi)” in lieu of each occurrence thereof.
(iii) The defined term “Indebtedness” is hereby amended by (1) deleting clause “(vi)” thereof and (2) replacing such clause in its entirety with the following:
“(vi) the aggregate Swap Termination Value (provided that for the purpose of this definition only, clause (ii) of the definition of Swap Termination Value shall not apply) of all Swaps of such Person; and”
(b) New Covenant.
(i) Paragraph 5A. Paragraph 5A is hereby amended by inserting the following new clause “(i)” and punctuation, renumbering existing clauses “(i)” through “(xiv)” as clauses “(ii)” through “(xv)”, respectively.
“(i) as soon as available and in any event within 45 days after the end of each month in each fiscal year, a certificate setting forth covenant calculations demonstrating compliance with paragraph 6A(2), all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes from year-end adjustments;”
(c) Existing Covenants.
(i) Paragraph 5A. The penultimate paragraph of paragraph 5A is hereby amended by deleting the words “clauses (i) and (ii)” occurring in the first sentence thereof and replacing such words in their entirety with the words “clauses (ii) or (iii)”.
(ii) Paragraph 5A. The penultimate sentence of the penultimate paragraph of paragraph 5A is hereby amended by deleting the words “clause (ii)” occurring therein and replacing such words in their entirety with the words “clause (iii)”.
(iii) Paragraph 5L. Paragraph 5L is hereby amended by deleting each occurrence of the words “clause (v) of paragraph 5A” and replacing such words in their entirety with the words “clause (vi) of paragraph 5A” in lieu of each occurrence thereof.
(iv) Paragraph 6A(2). Paragraph 6A(2) is hereby amended by deleting the words “four fiscal quarters” occurring therein and substituting the words “twelve months” in lieu thereof.
(v) Paragraph 6G. Paragraph 6G is hereby amended by deleting the words “paragraph 5A(v)” and replacing such words in their entirety with the words “paragraph 5A(vi)” in lieu thereof.

(d) Existing Representation.
(i) Paragraph 8E. Paragraph 8E is hereby amended by deleting the words “clause (v) of paragraph 5A” and replacing such words in their entirety with the words “clause (vi) of paragraph 5A”.
(e) Accounting Principles, Terms and Determinations.
(i) Paragraph 10C. Paragraph 10C is hereby amended by deleting the words “clause (ii)” and replacing such words in their entirety with the words “clause (iii)”.
Section 2. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the amendment to the Note Agreement contained herein shall become effective as of June 12, 2008, upon the satisfaction of each of the following conditions:
(a) Execution and Delivery of this Amendment. The Noteholder shall have received a copy of this Amendment executed and delivered by the Company and the Subsidiary Guarantors.
(b) Bank Amendment. The Noteholder shall have received a fully executed copy of an amendment to the Bank Facility which shall make changes to the Bank Facility corresponding to those in Section 1 above, such amendment to be in form, scope and substance satisfactory to the Required Holders.
(c) Grant of Additional Liens. The Noteholder shall have received the Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement pursuant to the requirements of paragraph 5L of the Note Agreement, executed and delivered by all parties thereto.
(d) Intercreditor Agreement Amendment. The Noteholder shall have received a fully executed copy of an amendment to the Intercreditor Agreement increasing the permitted level of Senior Indebtedness (as defined in the Intercreditor Agreement) to $185,000,000, such amendment to be in form, scope and substance satisfactory to the Required Holders.
(e) Supplement to Intercreditor Agreement. The Noteholder shall have received a fully executed copy of the Supplement to Intercreditor Agreement, executed by each of BNP Paribas, Compass Bank and Fortis Capital Corp., such supplement to be in form, scope and substance satisfactory to the Required Holders.
(f) Amendment Fee. The Noteholder shall have received, in immediately available funds, an amendment fee of $30,000.
(g) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Noteholder to enter into this Amendment and to agree to the amendments contained herein, the Company represents and warrants to the Noteholder as follows:
(a) No Default. No Default or Event of Default exists under any of the Note Documents. As of the date hereof, the Company is not in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of the Company. The execution, delivery and performance of this Amendment shall not result in any default under any contractual obligation of the Company in any respect.
(b) Binding Effect. This Amendment, the Note Agreement as amended hereby, and the other Note Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
Section 4. MISCELLANEOUS.
(a) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof. This Amendment shall become effective as of June 12, 2008 when each of the conditions set forth in Section 2 of this Amendment have been satisfied (the “Amendment Effective Date”).
(c) Affirmation of Obligations. Notwithstanding that such consent is not required under the Guaranty Agreement, or any of the other Note Documents to which it is a party, each of the Subsidiary Guarantors consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the undersigned to amend the Note Agreement as set forth herein, each of the Subsidiary Guarantors (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty Agreement and each of the other Note Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(d) Note Document. This Amendment is a Note Document and all of the provisions of the Note Agreement which apply to Note Documents apply hereto.
(Remainder of Page Intentionally Left Blank; Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

GMX RESOURCES INC.

By:	/s/ James A. Merrill

James A. Merrill Chief Financial Officer and Treasurer
Signature Page to Amendment No. 2 to Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

NOTEHOLDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian E. Lemons

Vice President
Signature Page to Amendment No. 2 to Note Purchase Agreement

Agreed to and acknowledged by the undersigned for the purposes set forth in Section 4(c):

SUBSIDIARY GUARANTORS:

ENDEAVOR PIPELINE INC.

By:	/s/ James A. Merrill

James A. Merrill Chief Financial Officer and Treasurer

BLUE DIAMOND DRILLING CO.

By:	/s/ Richard Hart

Richard Hart President
Signature Page to Amendment No. 2 to Note Purchase Agreement